Kraton Polymers LLC Q1 2006 Earnings Call May 11, 2006

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

Presentation Outline Overview Summary Results Financial Performance Commercial Update Global Operations Update

Overview

Introduction to Kraton Polymers Kraton Background Inventor and world's leading producer of styrenic block copolymers ("SBCs") First commercialized as part of Shell Elastomers in the 1960s Owned by TPG (60%) and JPMP (40%) Serves over 700 customers in 60 countries Produces over 1000 products from six plants in the U.S., Europe, Latin America and Asia End-Use Applications

Stretch Soft-Touch Grip Adhesion Strength Durability Thickening Consumer Goods Personal Care Adhesives Sealants/Coatings Packaging Paving Roofing Medical Automotive Footwear Raw Materials Styrene Butadiene Isoprene Unhydrogenated SBCs SBS SIS Hydrogenated SBCs SEBS SEPS Isoprene Rubber and Latex Products Customer Value End-Use Applications Styrene Block Copolymers (SBCs)

Core Markets Market Position Kraton Revenue Mix(1) Selected Applications Adhesives, Sealants and Coatings #1 32% Adhesives for Specialty Tapes Adhesives Applied to Labels Sealants and Coatings Paving & Roofing #1 32% Roofing Materials Road Surfaces Compounding Channels #1 15% Flexible Materials Soft-Grip Consumer Products Automotive Components Packaging & Films #1* 7% Impact Resistant Plastics Medical / PVC-Replacement Multi-Layered Films Personal Care #1 7% Diapers Cosmetics / Oil Gels Preeminent Market Positions in Our Core Areas (1) Based on 2005 sales *excluding high styrenics

2006 Strategies Innovation Growth Quality Execution Expand into new markets, applications, and businesses where we can leverage our capabilities and create significant value Bring breakthrough innovations to the marketplace by working closely with our leading customers Provide our customers with the best quality and service in the industry Build sustainable competitive advantage by developing world- class capabilities and executing with excellence

Summary Results

2005 2006 East 26 29 Q1 Summary Results EBITDA1 ($MM) 10% 2005 2006 East 50 52 Gross Profit ($MM) 5% 1 See appendix for definition and reconciliation of EBITDA 2005 2006 Sales 202 221 Other Revenue 5 8 Revenue ($MM) 11% $207 $229 Other Revenue Sales 2005 2006 East 73.2 75.6 Volume (kT) 3%

2005 2006 East 23 66 2005 2006 East 113 96 Q1 Summary Results Q1 Ending Cash Balance ($MM) 187% Q1 Ending Inventory (kT) 15%

2006 YTD Highlights Exemplary safety record HSBC volume growth reestablished New Innovations: PVC replacement grades for medical and packaging New compounds for adhesive films New compounding grades (ERS) Tendered for 12% HoldCo Notes Executed new U.S. butadiene and styrene contracts New brand and logo launched Asia expansion plans announced

Our New Logo and Brand Promise Our New Logo and Brand Promise

Our New Logo and Brand Promise

Growth - Asia/Pacific Construction of a new multi-functional customer service center, expected to be operational in Q1 2007 A Distribution Center which offers storage, packaging, and limited finishing A Technical Center to provide product testing, QA, and targeted product development Evaluating construction of a new Kraton HSBC manufacturing plant, potentially operational in 2009 30,000 tpa state-of-the-art HSBC facility Preliminary engineering and partner development underway Increase senior leadership in the region Kraton recently announced plans for expansion in the Asia-Pacific region

Financial Performance

Q1 Financial Results 2006 2005 % Chg Highlights Continued effective pricing actions maintain gross profit margins Off-season volume growth helps drive increased EBITDA Increased capex spending consistent with 2006 expectation of $40-$50 Earnings growth drives increased liquidity

2005 2006 East 97 123 Q1 EBITDA Results 2005 2006 East 26 29 Q1 EBITDA ($MM) 10% LTM Adj Bank EBITDA ($MM) 27%

2006 YTD Cash Flow and Liquidity Beginning Cash EBITDA Interest & Taxes Working Capital and Other Capex Ending Cash East 101 116 72 66 0 West 101 29 14 44 6 66 60 1 See appendix for definition and reconciliation of EBITDA ($MM) $126 Unused Revolver 1 Building Working Capital for Seasonal Peak

Commercial Update

USBC HSBC Total KD 0.026 0.057 0.033 Q1 Sales Growth Volume Growth Sales Revenue Growth USBC HSBC Total KD 0.132 0.024 0.094

Innovation Update Two new Packaging and Film grades as alternatives to plasticized PVC for medical and packaging applications Two new Adhesive grades for pressure sensitive film applications Two new Compounding grades with improved processing formulations

Global Operations Update

Operations Update Exemplary safety performance SIS allocations continued from isoprene availability issues Constrained isoprene market Producer operating issues exacerbate market dynamics Spot market pricing for isoprene at historical high No issues with butadiene and styrene supply New U.S. butadiene and styrene supply contracts finalized Continued increases in raw material prices

Operations Update (cont) Quality improvement key focus for 2006 Started scheduled maintenance outage at Belpre Successfully completed 10kT Kraton USBC debottleneck project at Belpre $6.2 million spent on capex through Q1 On track for $40 - $50 million for 2006

Appendix

Polymer Holdings LLC EBITDA Adjustments and Reconciliation ($MM) (1)The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3)Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM March 31, LTM March 31, 2006 2005 Net Income $15 $(26) Add back: Taxes 10 (14) Interest 46 44 Depreciation and Amortization 44 43 Financial Reporting EBITDA1 $115 $47 Add back:2 Inventory step-up - 22 Sponsor fees and expenses 2 2 Normalized plant turnaround costs - 6 Restructuring charges 2 7 Specific cost savings, net - 3 Schedule 1.1 costs 1 3 Other non-cash charges reducing consolidated net income 3 7 LTM Adjusted Bank EBITDA3 $123 $97

Polymer Holdings LLC EBITDA Adjustments and Reconciliation 1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. ($MM) Quarter Ended March 31, Quarter Ended March 31, 2006 2005 Net Income $4 $3 Add back: Taxes 2 1 Interest 12 11 Depreciation and Amortization 11 11 Financial Reporting EBITDA1 $29 $26

Polymer Holdings LLC EBITDA Adjustments and Reconciliation ($MM) (1)The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004 and as of October 21, 2004, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3)Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM December 31, LTM December 31, LTM December 31, 2005 2004 Net Income $14 $(37) Add back: Taxes 8 (20) Interest 46 41 Depreciation and Amortization 44 43 Financial Reporting EBITDA1 $112 $27 Add back:2 Inventory step-up 2 35 Sponsor fees and expenses 2 2 Normalized plant turnaround costs - 6 Restructuring charges 3 6 Specific cost savings, net - 5 Schedule 1.1 costs - 3 Other non-cash charges reducing consolidated net income 5 14 LTM Bank Adjusted EBITDA3 $124 $98

Six manufacturing facilities and five R&D centers strategically located near global customers Houston, Texas, U.S. Global Headquarters R&D Center Belpre, Ohio, U.S. Manufacturing Facility Amsterdam, Netherlands R&D Center Pernis, Netherlands Manufacturing Facility Louvain-la-Neuve, Belgium R&D Center Wesseling, Germany Manufacturing Facility Kashima, Japan R&D Center Manufacturing Facility Berre, France Manufacturing Facility Paulinia, Brazil R&D Center Manufacturing Facility Global Production Capabilities